UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant ☒

Filed by a party other than the registrant ☐

Check the appropriate box:

☐	Preliminary proxy statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive proxy statement

☐	Definitive additional materials

☒	Soliciting material pursuant to §240.14a-12

RUSSELL INVESTMENT COMPANY

(Name of Registrant as Specified in its Charter)

NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Home Office Email – Definitive Filing – Alternate version without sample email

Outlook template to be deployed by the Strategic Accounts Team

Subject Line: Update: Russell Investments Shareholder Proxy Process Begins

Notice: Russell Investments files final Proxy Statements

As previously communicated, Russell Investments has initiated the proxy process as a result of the sale of Russell Investments to a newly-formed acquisition vehicle through which an investor consortium led by B Capital and including California Public Employees’ Retirement System will acquire Russell Investments.

We want to notify you that on September 11, 2026, Russell Investments filed the final, definitive Proxy Statements with the Securities and Exchange Commission (SEC).

The shareholder mailing will begin on or about September 18, 2026. Some shareholders will receive information via email, and others will receive hard copies via mail. The shareholder meeting is scheduled for November 24, 2026.

Information for Financial Professionals:

Please see below an overview of the proxy solicitation process, proposals shareholders are being asked to consider, and the anticipated timing. An email with this information for financial professionals will go out in the next day or two.

Proxy Statements Overview [link to document] (financial professional use only)

RIC Proxy Statement [link to document]

RIF Proxy Statement [link to document]

RIETF Proxy Statement [link to document]

During this proxy process, we may ask financial professionals for their assistance in reaching out to their clients invested with us to alert them to this very important proxy vote. Shareholder participation is critical. Voting early in the process will prevent future communications from us about the proxy, including additional mailings and possible phone calls from our proxy solicitor Computeshare Fund Services.

If you have any questions or concerns about this process, please contact me.

Thank you for your continued confidence in Russell Investments.

[SIGNATURE]

PLEASE READ THE APPLICABLE DEFINITIVE PROXY STATEMENT WHEN IT IS AVAILABLE. IT CONTAINS IMPORTANT INFORMATION. RUSSELL INVESTMENT COMPANY (RIC), RUSSELL INVESTMENT FUNDS (RIF) AND RUSSELL INVESTMENTS EXCHANGE TRADED FUNDS (RIETF) WILL MAIL THE DEFINITIVE PROXY STATEMENTS TO SHAREHOLDERS AND POLICY OWNERS OF RECORD AS OF SEPTEMBER 1, 2026. THE DEFINITIVE PROXY STATEMENTS ARE CURRENTLY AVAILABLE, WITHOUT CHARGE, ON THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE.

THIS MATERIAL IS FOR FINANCIAL PROFESSIONAL USE ONLY AND NOT FOR DISTRIBUTION TO CURRENT OR POTENTIAL INVESTORS

Russell Investments’ ownership is composed of a majority stake held by funds managed by TA Associates Management, L.P., with a significant minority stake held by funds managed by Reverence Capital Partners, L.P. Certain of Russell Investments’ employees and Hamilton Lane Advisors, LLC also hold minority, non-controlling, ownership stakes.

On July 2, 2026, Russell Investments Group, Ltd. (“Russell Investments”) entered into a definitive agreement and plan of merger (the “Transaction”) pursuant to which Russell Investments will be acquired by a consortium led by B Capital Group Management, L.P. that includes California Public Employees Retirement System. The Transaction is expected to close by the end of Q1 2027, subject to the receipt of regulatory approvals and other customary closing conditions.

Frank Russell Company is the owner of the Russell trademarks contained in this material and all trademark rights related to the Russell trademarks, which the members of the Russell Investments group of companies are permitted to use under license from Frank Russell Company. The members of the Russell Investments group of companies are not affiliated in any manner with Frank Russell Company or any entity operating under the “FTSE RUSSELL” brand.

Copyright © 2026 Russell Investments Group, LLC. All rights reserved. This material is proprietary and may not be reproduced, transferred, or distributed in any form without prior written permission from Russell Investments. It is delivered on an “as is” basis without warranty.

FP Email – Definitive Filing – Alternate version without sample email

Subject Line: Update: Russell Investments Shareholder Proxy Process Begins

Russell Investments files final Proxy Statements

We want to notify you that on September 11, 2026 we filed final, definitive Proxy Statements with the Securities and Exchange Commission (SEC).

The Proxy Statements ask shareholders of Russell Investment Company (RIC) Funds, Russell Investment Funds (RIF) and Russell Investments Exchange Traded Funds (RIETF), respectively, for their votes on multiple proposals, including the approval of a new investment advisory agreement between each RIC Fund, RIF Fund and RIETF Fund, respectively, and Russell Investment Management, LLC (RIM), each Fund’s current investment adviser, as result of the sale of Russell Investments to a newly-formed acquisition vehicle through which an investor consortium led by B Capital and including California Public Employees’ Retirement System will acquire Russell Investments.

The shareholder mailing will begin on or about September 18, 2026 and is anticipated to be completed around September 30, 2026. Some shareholders will receive information via email, and others will receive hard copies via mail. The shareholder meeting is scheduled for November 24, 2026.

Please urge your clients to vote. Shareholder participation is critical. Voting early in the process will prevent future communications from us about the proxy, including additional mailings and possible phone calls from our proxy solicitor Computershare Fund Services. We may reach out to you for assistance in alerting clients to this very important vote.

Download the following documents for further information:

Proxy Statements Overview [link to document] (financial professional use only)

RIC Proxy Statement [link to document]

Questions?

If you have any questions or concerns about this process, please contact us at 800-787-7354 or service@russellinvestments.com.

Thank you for your continued confidence in Russell Investments.

PLEASE READ THE APPLICABLE DEFINITIVE PROXY STATEMENT WHEN IT IS AVAILABLE. IT CONTAINS IMPORTANT INFORMATION. RUSSELL INVESTMENT COMPANY (RIC), RUSSELL INVESTMENT FUNDS (RIF) AND RUSSELL INVESTMENTS EXCHANGE TRADED FUNDS (RIETF) WILL MAIL THE DEFINITIVE PROXY STATEMENTS TO SHAREHOLDERS AND POLICY OWNERS OF RECORD AS OF SEPTEMBER 1, 2026. THE DEFINITIVE PROXY STATEMENTS ARE CURRENTLY AVAILABLE, WITHOUT CHARGE, ON THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE.

THIS MATERIAL IS FOR FINANCIAL PROFESSIONAL USE ONLY AND NOT FOR DISTRIBUTION TO CURRENT OR POTENTIAL INVESTORS.

Russell Investments’ ownership is composed of a majority stake held by funds managed by TA Associates Management, L.P., with a significant minority stake held by funds managed by Reverence Capital Partners, L.P. Certain of Russell Investments’ employees and Hamilton Lane Advisors, LLC also hold minority, non-controlling, ownership stakes.

On July 2, 2026, Russell Investments Group, Ltd. (“Russell Investments”) entered into a definitive agreement and plan of merger (the “Transaction”) pursuant to which Russell Investments will be acquired by a consortium led by B Capital Group Management, L.P. that includes California Public Employees Retirement System. The Transaction is expected to close by the end of Q1 2027, subject to the receipt of regulatory approvals and other customary closing conditions.

Frank Russell Company is the owner of the Russell trademarks contained in this material and all trademark rights related to the Russell trademarks, which the members of the Russell Investments group of companies are permitted to use under license from Frank Russell Company. The members of the Russell Investments group of companies are not affiliated in any manner with Frank Russell Company or any entity operating under the “FTSE RUSSELL” brand.

Copyright © 2026 Russell Investments Group, LLC. All rights reserved. This material is proprietary and may not be reproduced, transferred, or distributed in any form without prior written permission from Russell Investments. It is delivered on an “as is” basis without warranty.